   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2003

                                                            FILE NOS.:   2-91103
                                                                        811-4020
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                      POST-EFFECTIVE AMENDMENT NO. 21                        /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 22                             /X/

                              -------------------

                           MORGAN STANLEY CALIFORNIA
                              TAX-FREE INCOME FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          immediately upon filing pursuant to paragraph (b)
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   X      on February 28, 2003 pursuant to paragraph (b)
-------
          60 days after filing pursuant to paragraph (a)
-------
          on (date)     pursuant to paragraph (a) of rule 485
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

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                                                           [MORGAN STANLEY LOGO]

Morgan Stanley California Tax-Free Income Fund

A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND CALIFORNIA INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                                                   [COVER PHOTO]


                                                  Prospectus - February 28, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   4
                          FEES AND EXPENSES...........................................                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION..................                   6
                          ADDITIONAL RISK INFORMATION.................................                   7
                          FUND MANAGEMENT.............................................                   7

Shareholder Information   PRICING FUND SHARES.........................................                   8
                          HOW TO BUY SHARES...........................................                   8
                          HOW TO EXCHANGE SHARES......................................                   9
                          HOW TO SELL SHARES..........................................                  11
                          DISTRIBUTIONS...............................................                  13
                          TAX CONSEQUENCES............................................                  13
                          SHARE CLASS ARRANGEMENTS....................................                  14

Financial Highlights      ............................................................                  21

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the primary goal of selecting securities to pay out income.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley California Tax-Free Income Fund seeks to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
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                           The Fund will normally invest at least 80% of its net assets in securities that pay interest exempt from federal and California state income taxes. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in investment grade, California municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments or their respective agencies. These municipal obligations will have the following ratings at the time of purchase:


- municipal bonds --          within the four highest grades by Moody's
                              Investors Service Inc. ("Moody's"), Standard &
                              Poor's Corporation ("S&P"), or Fitch IBCA, Inc.
                              ("Fitch");

- municipal notes --           within the two highest grades or, if not rated,
                               have outstanding bonds within the four highest grades by Moody's, S&P or Fitch; and

- municipal commercial paper -- within the highest grade by Moody's, S&P or
                                Fitch.

The Fund may also invest in unrated securities which are judged by the Investment Manager to have comparable quality to the securities described above.

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


The Fund may invest up to 20% of its net assets in taxable money market instruments, tax-exempt securities of other states and municipalities, and securities that pay interest income subject to the "alternative minimum tax." Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them. See the "Tax Consequences" section for more details.



Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to finance a wide variety of municipal projects which may include: educational facilities, electric utility, hospitals/healthcare, industrial development/pollution control, single & multi-family housing, transportation and water & sewer facilities. The Fund's municipal obligation investments may include zero coupon securities. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[ICON]  PRINCIPAL RISKS
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There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. Principal risks of investing in the Fund are associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state. The Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning these municipalities' abilities to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.


The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) PLUS the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) MINUS such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, I.E., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its lease obligations investments and options and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[End Sidebar]

[ICON]  PAST PERFORMANCE
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The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                            ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993 10.97%
'94  -5.97%
'95  14.96%
'96  3.13%
'97  7.51%
'98  5.63%
'99  -3.99%
2000 12.29%
'01  3.56%
'02  8.13%

                          THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.


                           During the periods shown in the bar chart, the highest return for a calendar quarter was 6.11% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.10% (quarter ended March 31, 1994).



Average Annual Total Returns


This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
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                                PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
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 Class A(1): Return Before
 Taxes                               3.77%        4.16%            --          4.36%
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   Lehman Brothers Municipal
   Bond Index(2)                     9.60%        6.06%            --          6.15%*
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 Class B(1): Return Before
 Taxes                               3.13%        4.66%          5.43%           --
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   Return After Taxes on
   Distributions(3)                  2.94%        4.51%          5.28%           --
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   Return After Taxes on
   Distributions and Sale of
   Fund Shares                       3.82%        4.61%          5.27%           --
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   Lehman Brothers Municipal
   Bond Index(2)                     9.60%        6.06%          6.71%           --
--------------------------------------------------------------------------------------
 Class C(1): Return Before
 Taxes                               6.59%        4.56%            --          4.72%
--------------------------------------------------------------------------------------
   Lehman Brothers Municipal
   Bond Index(2)                     9.60%        6.06%            --          6.15%(*)
--------------------------------------------------------------------------------------
 Class D(1): Return Before
 Taxes                               8.41%        5.30%            --          5.48%
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   Lehman Brothers Municipal
   Bond Index(2)                     9.60%        6.06%            --          6.15%(*)
--------------------------------------------------------------------------------------



 *    From 7/31/97
 1 Class A, C and D commenced operations on July 28, 1997. Class B commenced operations on July 11, 1984.
 2 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 3 These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2002.

[End Sidebar]


The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


[ICON]  FEES AND EXPENSES
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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share
Class Arrangements" section for further fee and expense information.


                                                CLASS A   CLASS B   CLASS C   CLASS D
 -------------------------------------------------------------------------------------
  SHAREHOLDER FEES
 -------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                         4.25%(1) None      None      None
 -------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
  (as a percentage based on the lesser of the
  offering price or net asset value at
  redemption)                                   None(2)    5.00%(3)  1.00%(4) None
 -------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
 -------------------------------------------------------------------------------------
  Management fee                                 0.54%     0.54%     0.54%     0.54%
 -------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees          0.20%     0.75%(5)  0.75%    None
 -------------------------------------------------------------------------------------
  Other expenses                                 0.06%     0.06%     0.06%     0.06%
 -------------------------------------------------------------------------------------
  Total annual Fund operating expenses           0.80%     1.35%     1.35%     0.60%
 -------------------------------------------------------------------------------------



 1    Reduced for purchases of $25,000 and over.
 2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
 3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
 4    Only applicable if you sell your shares within one year after purchase.
 5 A voluntary rebate to the fee reduced the Fund's Class B distribution fee to 0.33%. Such rebates are made at the discretion of the Fund's distributor. As a result, the total annual operating expenses for the Fund's Class B shares amounted to 0.93%.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                     IF YOU SOLD YOUR SHARES:                            IF YOU HELD YOUR SHARES:
------------------------------------------------------------------  ----------------------------------
                                1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------  ----------------------------------
 Class A                         $503    $670     $850     $1,373    $503    $670     $850     $1,373
------------------------------------------------------------------  ----------------------------------
 Class B                         $637    $728     $939     $1,624    $137    $428     $739     $1,624
------------------------------------------------------------------  ----------------------------------
 Class C                         $237    $428     $739     $1,624    $137    $428     $739     $1,624
------------------------------------------------------------------  ----------------------------------
 Class D                         $ 61    $192     $335     $  750    $ 61    $192     $335     $  750
------------------------------------------------------------------  ----------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal income taxes and California state income taxes, except for "defensive" investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval. The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Options and Futures. The Fund may invest in put and call options and futures on its portfolio securities. The Fund may use options and futures to protect against a decline in the Fund's securities or an increase in prices of securities that may be purchased.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities, non-California tax-exempt securities or in tax-exempt securities subject to the alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the California tax-exempt securities. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide California tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company, Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of December 31, 2002.

[End Sidebar]

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. If the Investment Manager's predictions of movements in the direction of the markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.

[ICON]  FUND MANAGEMENT
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                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.


                           The Fund is managed by the Municipal Fixed-Income team. Current members of the team managing the Fund's portfolio include Joseph Piraro, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and Joseph R. Arcieri, an Executive Director of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.54% of the Fund's average daily net assets.

[Sidebar]


CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent.


                           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

 MINIMUM INVESTMENT AMOUNTS
 -------------------------------------------------------------------------
                                                       MINIMUM INVESTMENT
                                                       -------------------
 INVESTMENT OPTIONS                                    INITIAL  ADDITIONAL
 -------------------------------------------------------------------------
  Regular Accounts                                     $1,000      $100
 -------------------------------------------------------------------------
  EASYINVEST-SM-
  (Automatically from your
  checking or savings account or
  Money Market Fund)                                   $  100*     $100*
 -------------------------------------------------------------------------

 *    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley California Tax-Free Income Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
 [ICON]             withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not effected until it has been verified that the check has been honored.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal and California personal income taxes -- to the extent they are derived from California's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and California income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

[Sidebar]

FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                             MAXIMUM
 CLASS     SALES CHARGE                                                  ANNUAL 12B-1 FEE
 ----------------------------------------------------------------------------------------
  A        Maximum 4.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold without an initial sales charge
           are generally subject to a 1.0% CDSC during the first year         0.25%
 ----------------------------------------------------------------------------------------
  B        Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years                                                    0.75%
 ----------------------------------------------------------------------------------------
  C        1.0% CDSC during the first year                                    0.75%
 ----------------------------------------------------------------------------------------
  D        None                                                           None
 ----------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    4.25%                   4.44%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.00%                   4.17%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       3.50%                   3.63%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      2.75%                   2.83%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.25%                   2.30%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    1.75%                   1.78%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million, you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of shares of Class A of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

[Sidebar]

CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                           CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
 --------------------------------------------------------------
  First                                            5.0%
 --------------------------------------------------------------
  Second                                           4.0%
 --------------------------------------------------------------
  Third                                            3.0%
 --------------------------------------------------------------
  Fourth                                           2.0%
 --------------------------------------------------------------
  Fifth                                            2.0%
 --------------------------------------------------------------
  Sixth                                            1.0%
 --------------------------------------------------------------
  Seventh and thereafter                           None
 --------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b)

  Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions":
  (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on terminations.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of up to 0.75% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.75% of the average daily net assets of that Class. This fee is higer than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares

  (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.


Meeting Class D Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley
Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares
--------------------------------------------------------------------------------

                                                     FOR THE YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------
                                    2002           2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $12.34         $12.49         $11.67        $12.75         $12.89
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income             0.57           0.57           0.58          0.58           0.59
    Net realized and
    unrealized gain (loss)            0.44          (0.10)          0.82         (1.06)          0.10
                                   -------        -------        -------        ------         ------
 Total income (loss) from
 investment operations                1.01           0.47           1.40         (0.48)          0.69
---------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income            (0.57)         (0.58)         (0.58)        (0.58)         (0.59)
    Net realized gain                (0.10)         (0.04)            --         (0.02)         (0.24)
                                   -------        -------        -------        ------         ------
 Total dividends and
 distributions                       (0.67)         (0.62)         (0.58)        (0.60)         (0.83)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                            $ 12.68        $ 12.34        $ 12.49        $11.67         $12.75
---------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                        8.37%          3.90%         12.17%        (3.91)%         5.50%
---------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS((1)):
---------------------------------------------------------------------------------------------------------
 Expenses (before expense
 offset)                              0.80%          0.80%          0.83%         0.78%(((2)))      0.83%
---------------------------------------------------------------------------------------------------------
 Net investment income                4.53%          4.62%          4.80%         4.70%          4.58%
---------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                         $20,775        $17,147        $12,336        $6,253         $3,788
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                12%            13%             4%            5%            20%
---------------------------------------------------------------------------------------------------------

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2)  Does not reflect the effect of expense offset of 0.01%.

 Class B Shares
--------------------------------------------------------------------------------

                                                     FOR THE YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------
                                    2002           2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                             $12.42         $12.57         $11.73         $12.81         $12.92
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income             0.56           0.55           0.57           0.57           0.58
    Net realized and
    unrealized gain (loss)            0.42          (0.11)          0.84          (1.06)          0.13
                                  --------       --------       --------       --------       --------
 Total income (loss) from
 investment operations                0.98           0.44           1.41          (0.49)          0.71
---------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income            (0.55)         (0.55)         (0.57)         (0.57)         (0.58)
    Net realized gain                (0.10)         (0.04)            --          (0.02)         (0.24)
                                  --------       --------       --------       --------       --------
 Total dividends and
 distributions                       (0.65)         (0.59)         (0.57)         (0.59)         (0.82)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                             $12.75         $12.42         $12.57         $11.73         $12.81
---------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                        8.13%          3.56%         12.29%         (3.99)%         5.63%
---------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS((1))((3)):
---------------------------------------------------------------------------------------------------------
 Expenses (before expense
 offset)                              0.93%          1.04%          0.93%          0.91%(((2)))       0.95%
---------------------------------------------------------------------------------------------------------
 Net investment income                4.40%          4.38%          4.70%          4.57%          4.46%
---------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                        $682,046       $696,481       $732,668       $761,548       $896,685
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                12%            13%             4%             5%            20%
---------------------------------------------------------------------------------------------------------

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2)  Does not reflect the effect of expense offset of 0.01%.
 (3) If the distributor had not rebated a portion of its fees to the Fund, the expense and net investment income ratios would have been as follows:

                             EXPENSE             NET INVESTMENT
PERIOD ENDED                  RATIO               INCOME RATIO
-----------------            --------            --------------
DECEMBER 31, 2002              1.35%                  3.98%
DECEMBER 31, 2001              1.34%                  4.06%
DECEMBER 31, 2000              1.34%                  4.29%
DECEMBER 31, 1999              1.34%                  4.14%
DECEMBER 31, 1998              1.33%                  4.08%

 Class C Shares
--------------------------------------------------------------------------------

                                                FOR THE YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------
                                   2002          2001         2000         1999         1998
------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                            $12.42       $12.57        $11.73       $12.81      $12.92
------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income            0.50         0.51          0.52         0.51        0.53
    Net realized and
    unrealized gain (loss)           0.42        (0.11)         0.84        (1.06)       0.13
                                  -------      -------       -------      -------      ------
 Total income (loss) from
 investment operations               0.92         0.40          1.36        (0.55)       0.66
------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income           (0.50)       (0.51)        (0.52)       (0.51)      (0.53)
    Net realized gain               (0.10)       (0.04)           --        (0.02)      (0.24)
                                  -------      -------       -------      -------      ------
 Total dividends and
 distributions                      (0.60)       (0.55)        (0.52)       (0.53)      (0.77)
------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                            $12.74       $12.42        $12.57       $11.73      $12.81
------------------------------------------------------------------------------------------------
 TOTAL RETURN+                       7.59%        3.33%        11.74%       (4.41)%      5.22%
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS((1)):
------------------------------------------------------------------------------------------------
 Expenses (before expense
 offset)                             1.35%        1.34%         1.34%        1.34%(((2)))     1.33%
------------------------------------------------------------------------------------------------
 Net investment income               3.98%        4.09%         4.29%        4.14%       4.08%
------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                        $25,825      $16,745       $14,534      $13,099      $9,849
------------------------------------------------------------------------------------------------
 Portfolio turnover rate               12%          13%            4%           5%         20%
------------------------------------------------------------------------------------------------

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2)  Does not reflect the effect of expense offset of 0.01%.

 Class D Shares
--------------------------------------------------------------------------------

                                                 FOR THE YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------
                                    2002          2001         2000         1999         1998
-------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                            $12.39        $12.53        $11.71      $12.78       $12.92
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income            0.60          0.60          0.61        0.60         0.63
    Net realized and
    unrealized gain (loss)           0.41         (0.10)         0.82       (1.05)        0.10
                                  -------       -------       -------      ------       ------
 Total income (loss) from
 investment operations               1.01          0.50          1.43       (0.45)        0.73
-------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
-------------------------------------------------------------------------------------------------
    Net investment income           (0.59)        (0.60)        (0.61)      (0.60)       (0.63)
    Net realized gain               (0.10)        (0.04)           --       (0.02)       (0.24)
                                  -------       -------       -------      ------       ------
 Total dividends and
 distributions                      (0.69)        (0.64)        (0.61)      (0.62)       (0.87)
-------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                            $12.71        $12.39        $12.53      $11.71       $12.78
-------------------------------------------------------------------------------------------------
 TOTAL RETURN+                       8.41%         4.12%        12.50%      (3.63)%       5.77%
-------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS((1)):
-------------------------------------------------------------------------------------------------
 Expenses (before expense
 offset)                             0.60%         0.59%         0.59%       0.59%(((2)))     0.58%
-------------------------------------------------------------------------------------------------
 Net investment income               4.73%         4.84%         5.04%       4.89%        4.83%
-------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                        $75,332       $83,638       $95,132      $1,021         $554
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate               12%           13%            4%          5%          20%
-------------------------------------------------------------------------------------------------

 + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2)  Does not reflect the effect of expense offset of 0.01%.

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Growth Fund
 KLD Social Index Fund
 Market Leader Trust
 Nasdaq-100 Index Fund
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund

- GROWTH + INCOME FUNDS
 Allocator Fund
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 MidCap Value Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Value Fund
 Value-Added Market Series - Equity Portfolio

- SPECIALTY FUNDS
 Biotechnology Fund
 Financial Services Trust
 Global Utilities Fund
 Health Sciences Trust
 Information Fund
 Technology Fund
 Natural Resource Development Securities
 Real Estate Fund
 Utilities Fund

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.



  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
  NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

  Class A:   CLFAX      Class C:   CLFCX
--------------------  --------------------

  Class B:   CLFBX      Class D:   CLFDX
--------------------  --------------------

Morgan Stanley California Tax-Free
Income Fund

                                                                   [COVER PHOTO]
A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM BOTH FEDERAL
AND CALIFORNIA INCOME TAX, CONSISTENT
WITH THE PRESERVATION OF CAPITAL


                                                  Prospectus - February 28, 2003



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-4020)
        CLF# 37900 PPO

STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 28, 2003


MORGAN STANLEY
CALIFORNIA TAX-FREE
INCOME FUND

----------------------------------------------------------------------


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated February 28, 2003) for the Morgan Stanley California Tax-Free Income Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
California Tax-Free Income Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    I.  Fund History.....................................................    4
   II.  Description of the Fund and Its Investments and Risks............    4
        A. Classification................................................    4
        B. Investment Strategies and Risks...............................    4
        C. Fund Policies/Investment Restrictions.........................   17
  III.  Management of the Fund...........................................   19
        A. Board of Trustees.............................................   19
        B. Management Information........................................   19
        C. Compensation..................................................   25
   IV.  Control Persons and Principal Holders of Securities..............   26
    V.  Investment Management and Other Services.........................   27
        A. Investment Manager............................................   27
        B. Principal Underwriter.........................................   27
        C. Services Provided by the Investment Manager...................   28
        D. Dealer Reallowances...........................................   29
        E. Rule 12b-1 Plan...............................................   29
        F. Other Service Providers.......................................   33
        G. Codes of Ethics...............................................   33
   VI.  Brokerage Allocation and Other Practices.........................   33
        A. Brokerage Transactions........................................   33
        B. Commissions...................................................   34
        C. Brokerage Selection...........................................   34
        D. Directed Brokerage............................................   35
        E. Regular Broker-Dealers........................................   35
  VII.  Capital Stock and Other Securities...............................   35
 VIII.  Purchase, Redemption and Pricing of Shares.......................   36
        A. Purchase of Shares............................................   36
        B. Offering Price................................................   36
   IX.  Taxation of the Fund and Shareholders............................   37
    X.  Underwriters.....................................................   41
   XI.  Calculation of Performance Data..................................   41
  XII.  Financial Statements.............................................   43
 XIII.  Appendix -- Rating of Investments................................   62

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

    "CUSTODIAN" -- The Bank of New York.

    "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

    "FUND" -- Morgan Stanley California Tax-Free Income Fund, a registered open-end investment company.

    "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

    "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


    "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


    "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


    "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


    "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

    "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

    "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 9, 1984 with the name Dean Witter California Tax-Free Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter California Tax-Free Income Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley California Tax-Free Income Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from both federal and California income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


    TAXABLE SECURITIES. The Fund may invest up to 20% of its assets, or more than 20% of its assets when assuming a temporary defensive position, in taxable money market instruments, tax-exempt securities of other states and municipalities and futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the state of California may be purchased by the Fund.


    The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the Fund.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

    Financial futures contracts are traded in an auction environment on the floors of several Exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

    Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

    In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

    The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. There is no limit, however, on the percentage of the Fund's assets that may be committed to hedging transactions.

    MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

    OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

    Presently there are no options on California tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

    The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration in cash, Treasury Bills or other liquid portfolio securities) held in a segregated account on the Fund's books, upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


    THE STATE OF CALIFORNIA -- SPECIAL INVESTMENT CONSIDERATIONS. As described in the Prospectus, the Fund will normally invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").



    In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.



    GENERAL ECONOMIC CONDITIONS. The economy of the State is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing approximately 250,000 jobs in calendar year 2001. The recession is concentrated in the state's high-tech sector and tourism industry. Unemployment in the State has risen from 4.7 percent in February 2001 to 6.4 percent in November 2002.



    The State projects growth in nonfarm employment in calendar year 2003 to be an average of 2.1 percent. The State forecasted that the unemployment rate -- a lagging indicator -- would edge up to a 6.4 percent average in 2002 from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.



    California's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.



    Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2002. The State forecasted 153,000 new units to be authorized by building permits in 2002, up from 149,000 in 2001. However, in 2003, the State expects homebuilding to decline to 148,000 units.



    The State expected that slower job growth, coupled with new supply already under construction, would result in rising commercial and retail vacancy rates, which in turn would discourage new construction starts. After several years of strong double-digit growth, the State expected nonresidential permit values (not adjusted for inflation) to slow in 2002, but edge back up in 2003.



    The State attributes the weakness in personal income growth in 2002 to a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to have declined further in 2002.



    PRIOR FISCAL YEARS' FINANCIAL RESULTS. The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in revenues of the State's General Fund (the "General Fund") during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years.



    The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The State could accomplish such spending reductions without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.



    CURRENT STATE BUDGET. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year -- the latest budget signing in the State's recorded history. The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues resulting from the slowdown in economic growth in the State and the steep drop in stock market levels (the "2002 Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the 2002 Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.



    The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.



    The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.



    Some of the important features of the 2002 Budget Act are the following:



    - Total Proposition 98 spending, which guarantees K-12 schools a minimum share of General Fund revenues, increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.



    - Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.



    - Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.



    -  The 2002 Budget Act contains $4.4 billion of continuing tax relief.



    - The 2002 Budget Act provides criminal justice assistance to local governments including $232.6 million for support of local front-line law enforcement and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

    - The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.



    The Proposed 2003-2004 Governor's Budget (the "Proposed 2003-2004 Governor's Budget"), released on January 10, 2003, presents the Governor's plan to address the estimated $34.8 billion budget gap projected by the State for Fiscal Year 2003-2004 (the "2003 Budget Gap"). The Governor proposed raising the income tax for those in the highest bracket and increasing the State sales and cigarette taxes. The revenues from such increases would be directed to local governments in order to assist in the funding of several programs, the responsibility for which would be shifted from the State to local governments. The Governor also proposed retention by the State of the vehicle license fees which are usually sent to local governments. Billions of dollars in program cuts and loan and fund shifts were also proposed to balance the budget.



    It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.



    RATINGS. Currently, the following ratings for the State's general obligation bonds have been received from Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch"):



FITCH                                                     MOODY'S                                     S&P
-----                                     ----------------------------------------  ----------------------------------------
                   A                                         A1                                        A



    Presently, the State's rating outlook with Moody's remains negative and its rating with Fitch remains on rating watch -- negative. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or through the Treasurer's office of the State.



    RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY. During the past two years California experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. The State projects these difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.



    Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") resulted in the need to implement rotating electricity blackouts in 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program").



    DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund was $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002, DWR issued approximately $11.26 billion in revenue bonds in several series and used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and to repay the General Fund. The DWR revenue bonds are not a debt or liability of the State nor do the

DWR revenue bonds directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.



    The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.



    A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. See also "Pending Litigation" below for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.



    TOBACCO SETTLEMENT. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2002 Budget Act forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.



    The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.



    LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.



    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03.



    The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including approximately $308 million for various local public safety programs, including the Citizens' Option for

Public Safety ("COPS") program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the State's financial challenges may have an impact on whether these moneys are actually allocated to the local governments.



    On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.



    The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.



    On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.



    WELFARE. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.



    Welfare caseloads have declined with the implementation of the CalWORKs program. The 2002-2003 CalWORKs caseload is projected by the State to be 522,000, up from 507,000 cases in 2001-2002. This represents a decline from the growth in welfare caseloads in the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.



    CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under
Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assessors in the State, has been legally challenged.



    On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller
Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under
Section 18 of Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.



    Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.



    At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-12 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-12 schools.



    Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.



    At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.



    FUTURE INITIATIVES. Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 62, 98 and 39 were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.



    PENDING LITIGATION. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below.



    The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.



    In HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. However, the Supreme Court may consider all of the issues raised in the case.



    In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.



    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.



    The State has been involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION ET AL., CIGARETTES CHEAPER! ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MCLANE/ SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.



    In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.



    In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.



    In THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million.

    In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BD. OF EQUALIZATION (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code
Section 6369 such that they are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.



    In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers as it pertains to California, Utah and the City and County of San Francisco, in which the State agreed to drop its lawsuit and not to sue in the future for monetary damages in exchange for the payment of billions of dollars by tobacco manufacturers and restrictions in marketing activities for tobacco products. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. No date has been set for oral argument.



    In GRAND RIVER ENTERPRISES SIX NATIONS, LTD., ET AL. V. LOCKYER ET AL. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.



    In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENT SERVICES, a consortium of law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the various laws including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.



    In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act"). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs' position is that retrofitting of the Department's facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.



    In February 2001, the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" certain power purchase arrangements. The issue of whether and to what extent compensation is a declaratory relief action filed by the State in September 2001, PEOPLE V. ACN ENERGY, INC., ET AL., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions.



    On September 6, 2002, Pacific Gas and Electric Company ("PG&E") filed a complaint for breach of contract against the State in PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2, Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

    1. Seek to provide a high level of current income which is exempt from both federal and California income tax, consistent with the preservation of capital.

The Fund MAY NOT:

    1. With respect to 75% of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities, or by the State of California or its political subdivisions).

    2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

    3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of California or its political subdivisions.

    4.  Invest in common stock.

    5. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

    6. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    7. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

    8. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

    9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

    10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 11.

    11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

    12. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

    13.  Make short sales of securities.

    14. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    16. Invest for the purpose of exercising control or management of any other issuer.

    17. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

    18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)     LENGTH OF                                       COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH         TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*               PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  --------------  ------------------------------  ------------  ------------------------
 Michael Bozic (62)        Trustee       Since           Retired; Director or Trustee        123       Director of Weirton
 c/o Mayer, Brown,                       April 1994      of the Morgan Stanley Funds                   Steel Corporation.
 Rowe & Maw                                              and TCW/DW Term Trust 2003;
 Counsel to the                                          formerly Vice Chairman of
 Independent                                             Kmart Corporation (December
 Trustees                                                1998-October 2000), Chairman
 1675 Broadway                                           and Chief Executive Officer of
 New York, NY                                            Levitz Furniture Corporation
                                                         (November 1995-November 1998)
                                                         and President and Chief
                                                         Executive Officer of Hills
                                                         Department Stores (May
                                                         1991-July 1995); formerly
                                                         variously Chairman, Chief
                                                         Executive Officer, President
                                                         and Chief Operating Officer
                                                         (1987-1991) of the Sears
                                                         Merchandise Group of Sears,
                                                         Roebuck & Co.


----------------------------------
* This is the date the Trustee began serving the Morgan Stanley funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)     LENGTH OF                                       COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH         TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*               PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  --------------  ------------------------------  ------------  ------------------------
 Edwin J. Garn (70)        Trustee       Since           Director or Trustee of the          123       Director of Franklin
 c/o Summit Ventures LLC                 January 1993    Morgan Stanley Funds and                      Covey (time management
 1 Utah Center                                           TCW/DW Term Trust 2003;                       systems), BMW Bank of
 201 S. Main Street                                      formerly United States Senator                North America, Inc.
 Salt Lake City, UT                                      (R- Utah)(1974-1992) and                      (industrial loan
                                                         Chairman, Senate Banking                      corporation), United
                                                         Committee (1980-1986); former-                Space Alliance (joint
                                                         ly Mayor of Salt Lake City,                   venture between Lockheed
                                                         Utah (1971-1974); formerly                    Martin and the Boeing
                                                         Astronaut, Space Shuttle                      Company) and Nuskin Asia
                                                         Discovery (April 12-19, 1985);                Pacific (multilevel
                                                         Vice Chairman, Huntsman                       marketing); member of
                                                         Corporation (chemical                         the board of various
                                                         company); member of the Utah                  civic and charitable
                                                         Regional Advisory Board of                    organizations.
                                                         Pacific Corp.

 Wayne E. Hedien (68)      Trustee       Since           Retired; Director or Trustee        123       Director of The PMI
 c/o Mayer, Brown,                       September       of the Morgan Stanley Funds                   Group Inc. (private
 Rowe & Maw                              1997            and TCW/DW Term Trust 2003;                   mortgage insurance);
 Counsel to the                                          formerly associated with the                  Trustee and Vice
 Independent                                             Allstate Companies                            Chairman of The Field
 Trustees                                                (1966-1994), most recently as                 Museum of Natural
 1675 Broadway                                           Chairman of The Allstate                      History; director of
 New York, NY                                            Corporation (March                            various other business
                                                         1993-December 1994) and                       and charitable
                                                         Chairman and Chief Executive                  organizations.
                                                         Officer of its wholly-owned
                                                         subsidiary, Allstate Insurance
                                                         Company (July 1989-December
                                                         1994).

 Dr. Manuel H. Johnson     Trustee       Since           Chairman of the Audit               123       Director of NVR, Inc.
 (53)                                    July 1991       Committee and Director or                     (home construction);
 c/o Johnson Smick                                       Trustee of the Morgan Stan-                   Chairman and Trustee of
 International, Inc.                                     ley Funds and TCW/DW Term                     the Financial Ac-
 1133 Connecticut Avenue,                                Trust 2003; Senior Partner,                   counting Foundation
 N.W.                                                    Johnson Smick                                 (oversight organization
 Washington, D.C.                                        International, Inc., a                        of the Financial
                                                         consulting firm; Co- Chairman                 Accounting Standards
                                                         and a founder of the Group of                 Board).
                                                         Seven Council (G7C), an
                                                         international economic
                                                         commission; formerly Vice
                                                         Chairman of the Board of
                                                         Governors of the Federal
                                                         Reserve System and Assistant
                                                         Secretary of the U.S.
                                                         Treasury.

 Michael E. Nugent (66)    Trustee       Since           Chairman of the Insurance           200       Director of various
 c/o Triumph Capital,                    July 1991       Committee and Director or                     business organizations.
 L.P.                                                    Trustee of the Morgan Stanley
 237 Park Avenue                                         Funds and TCW/DW Term Trust
 New York, NY                                            2003; director/trustee of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Investment Management Inc. and
                                                         Morgan Stanley Investments LP
                                                         (since July 2001); General
                                                         Partner, Triumph Capital,
                                                         L.P., a private investment
                                                         partnership; formerly Vice
                                                         President, Bankers Trust
                                                         Company and BT Capital
                                                         Corporation (1984-1988).



  The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)     LENGTH OF                                       COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH         TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT      SERVED*               PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  --------------  ------------------------------  ------------  ------------------------
 Charles A. Fiumefreddo    Chairman of   Since           Chairman and Director or            123       None
 (69)                      the Board     July 1991       Trustee of the Morgan Stanley
 c/o Morgan Stanley Trust  and Director                  Funds and TCW/DW Term Trust
 Harborside Financial      or Trustee                    2003; formerly Chairman, Chief
 Center,                                                 Executive Officer and Director
 Plaza Two,                                              of the Investment Manager, the
 Jersey City, NJ                                         Distributor and Morgan Stanley
                                                         Services, Executive Vice
                                                         President and Director of
                                                         Morgan Stanley DW, Chairman
                                                         and Director of the Transfer
                                                         Agent and Director and/or
                                                         officer of various Morgan
                                                         Stanley subsidiaries (until
                                                         June 1998) and Chief Executive
                                                         Officer of the Morgan Stanley
                                                         Funds and the TCW/DW Term
                                                         Trusts (until September 2002).

 James F. Higgins (54)     Trustee       Since June      Director or Trustee of the          123       None
 c/o Morgan Stanley Trust                2000            Morgan Stanley Funds and
 Harborside Financial                                    TCW/DW Term Trust 2003 (since
 Center,                                                 June 2000); Senior Advisor of
 Plaza Two,                                              Morgan Stanley (since August
 Jersey City, NJ                                         2000); Director of the
                                                         Distributor and Dean Witter
                                                         Realty Inc.; Director of AXA
                                                         Financial, Inc. and The
                                                         Equitable Life Assurance
                                                         Society of the United States
                                                         (financial services);
                                                         previously President and Chief
                                                         Operating Officer of the
                                                         Private Client Group of Morgan
                                                         Stanley (May 1999-August
                                                         2000), President and Chief
                                                         Operating Officer of
                                                         Individual Securities of
                                                         Morgan Stanley (February
                                                         1997-May 1999).

 Philip J. Purcell (59)    Trustee       Since April     Director or Trustee of the          123       Director of American
 1585 Broadway                           1994            Morgan Stanley Funds and                      Airlines, Inc. and its
 New York, NY                                            TCW/DW Term Trust 2003;                       parent company, AMR
                                                         Chairman of the Board of                      Corporation.
                                                         Directors and Chief Executive
                                                         Officer of Morgan Stanley and
                                                         Morgan Stanley DW; Director of
                                                         the Distributor; Chairman of
                                                         the Board of Directors and
                                                         Chief Executive Officer of
                                                         Novus Credit Services Inc.;
                                                         Director and/or officer of
                                                         various Morgan Stanley
                                                         subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley funds.

                                  POSITION(S)
  NAME, AGE AND ADDRESS OF         HELD WITH          LENGTH OF TIME
      EXECUTIVE OFFICER            REGISTRANT             SERVED*               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------   ----------------   ---------------------   ------------------------------------------------------
Mitchell M. Merin (49)          President and      President since May     President and Chief Operating Officer of Morgan
1221 Avenue of the Americas     Chief Executive    1999 and Chief          Stanley Investment Management (since December 1998);
New York, NY                    Officer            Executive Officer       President, Director (since April 1997) and Chief
                                                   since September 2002    Executive Officer (since June 1998) of the Investment
                                                                           Manager and Morgan Stanley Services; Chairman, Chief
                                                                           Executive Officer and Director of the Distributor
                                                                           (since June 1998); Chairman (since June 1998) and
                                                                           Director (since January 1998) of the Transfer Agent;
                                                                           Director of various Morgan Stanley subsidiaries;
                                                                           President (since May 1999) and Chief Executive Officer
                                                                           (since September 2002) of the Morgan Stanley Funds and
                                                                           TCW/DW Term Trusts 2003; Trustee (since December
                                                                           1999); and President and Chief Executive Officer
                                                                           (since October 2002) of the Van Kampen Open-End Funds
                                                                           and President and Chief Executive Officer (since
                                                                           December 2002) of the Van Kampen Closed-End Funds;
                                                                           previously Chief Strategic Officer of the Investment
                                                                           Manager and Morgan Stanley Services and Executive Vice
                                                                           President of the Distributor (April 1997-June 1998),
                                                                           Vice President of the Morgan Stanley Funds (May
                                                                           1997-April 1999), and Executive Vice President of
                                                                           Morgan Stanley.

Barry Fink (48)                 Vice President,    Since February 1997     General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                              (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                            Management; Managing Director (since December 2000),
                                                                           and Morgan Stanley Services; Assistant Secretary of
                                                                           Morgan Stanley DW; Vice President, Secretary and
                                                                           General Counsel of the Morgan Stanley Funds and TCW/
                                                                           DW Term Trust 2003; Vice President and Secretary of
                                                                           the Distributor; previously, Vice President, Assistant
                                                                           General Counsel of the Investment Manager and Morgan
                                                                           Stanley Services (February 1997-December 2001).

Thomas F. Caloia (57)           Treasurer          Since April 1989        Executive Director (since December 2003) and Assistant
c/o Morgan Stanley Trust                                                   Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                               and Morgan Stanley Services; Treasurer of the Morgan
Plaza Two,                                                                 Stanley Funds. Formerly First Vice President of the
Jersey City, NJ                                                            Investment Manager, the Distributor and Morgan Stanley
                                                                           Services.

Ronald E. Robison (63)          Vice President     Since October 1998      Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                                Director (since February 1999) of the Investment
New York, NY                                                               Manager and Morgan Stanley Services and Chief
                                                                           Executive Officer and Director of the Transfer Agent;
                                                                           previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)        Vice President     Since July 1995         Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                Investment Manager, Morgan Stanley Investment
New York, NY                                                               Management Inc. and Morgan Stanley Investments LP;
                                                                           Director of the Transfer Agent, Chief Investment
                                                                           Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President     Since September 2002    Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                                  Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,    Financial                                  September 2002); Executive Director of the Investment
Plaza Two                       Officer                                    Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                            2001); previously, Vice President of the Investment
                                                                           Manager and Morgan Stanley Services (August
                                                                           2000-November 2001), Senior Manager at
                                                                           PricewaterhouseCoopers LLP (January 1998-August 2000)
                                                                           and Associate--Fund Administration at BlackRock
                                                                           Financial Management (July 1996-December 1997).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley funds.

                                  POSITION(S)
  NAME, AGE AND ADDRESS OF         HELD WITH          LENGTH OF TIME
      EXECUTIVE OFFICER            REGISTRANT             SERVED*               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------   ----------------   ---------------------   ------------------------------------------------------
Dennis Pietrzak (58)            Vice President     Since September 2001    Executive Director and Portfolio Manager of the
1 Parkview Plaza                                                           Investment Manager and/or its investment management
Oakbrook Terrace, Illinois                                                 affiliates for over 5 years.

Joseph R. Arcieri (54)          Vice President     Since February 1997     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                                Investment Manager and/or its investment management
New York, New York                                                         affiliates for over 5 years.

Joseph Piraro (54)              Vice President     Since September 2001    Vice President and Portfolio Manager of the Investment
1 Parkview Plaza                                                           Manager and/or its investment management affiliates
Oakbrook Terrace, Illinois                                                 for over 5 years.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley funds.



   In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER, STEFANIE CHANG-YU, LOU ANNE
D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services,
MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services and JOANNE DOLDO, NATASHA KASSIAN and SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, a Senior Staff Attorney are Assistant Secretaries of the Fund.


    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.


                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
      NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2002)                          (AS OF DECEMBER 31, 2002)
---------------------------  -------------------------------------------------   ------------------------------------------------
INDEPENDENT:

Michael Bozic                                      none                                           over $100,000

Edwin J. Garn                                      none                                           over $100,000

Wayne E. Hedien                                    none                                           over $100,000

Dr. Manuel H. Johnson                              none                                           over $100,000

Michael E. Nugent                                  none                                           over $100,000

INTERESTED:

Charles A. Fiumefreddo                             none                                           over $100,000

James F. Higgins                                   none                                           over $100,000

Philip J. Purcell                                  none                                           over $100,000



  As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serves as members of the Insurance Committee.



    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended December 31, 2002, the Audit Committee held 9 meetings.



    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended December 31, 2002, the Derivatives Committee held 6 meetings.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2002, the Insurance Committee held 2 meetings.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairman of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays
Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.



    The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended December 31, 2002.


                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,650
Wayne E. Hedien...............................................       1,650
Dr. Manuel H. Johnson.........................................       2,350
Michael E. Nugent.............................................       2,150
Charles A. Fiumefreddo........................................       3,192



    The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                   94 MORGAN
                                                                 STANLEY FUNDS
                                                                   AND OTHER
                                                                 FUNDS IN THE
NAME OF TRUSTEE                                                  FUND COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................     $159,650
Edwin J. Garn.................................................      159,650
Wayne E. Hedien...............................................      158,950
Dr. Manuel H. Johnson.........................................      226,063
Michael E. Nugent.............................................      293,475
Charles A. Fiumefreddo........................................      360,000



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an

Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the year ended December 31, 2002 and by the 49 Morgan Stanley Funds (including the Fund) for the year ended
December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2002 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS


                                  FOR ALL ADOPTING FUNDS                  RETIREMENT
                             --------------------------------              BENEFITS                      ESTIMATED ANNUAL
                                ESTIMATED                                 ACCRUED AS                         BENEFITS
                                CREDITED                                   EXPENSES                     UPON RETIREMENT(2)
                                  YEARS          ESTIMATED     --------------------------------  --------------------------------
                              OF SERVICE AT    PERCENTAGE OF                        BY ALL            FROM           FROM ALL
                               RETIREMENT        ELIGIBLE          BY THE          ADOPTING            THE           ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)     COMPENSATION         FUND             FUNDS            FUND             FUNDS
---------------------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Michael Bozic..............        10             60.44%            $360            $18,457          $  967           $47,838
Edwin J. Garn..............        10             60.44              526             23,881             961            47,878
Wayne E. Hedien............         9             51.37              679             34,473             823            40,842
Dr. Manuel H. Johnson......        10             60.44              375             19,803           1,420            70,050
Michael E. Nugent..........        10             60.44              627             32,362           1,269            62,646


------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding shares of Class A as of February 6, 2003: Anne S. Pierson, Trustee, Louise Pierson Trust, 500 Falk Lane, Eureka, CA 95503-9458 -- 7.67%, Mrs. L. Beth Smith, Trustee, FBO Smith Family Trust, 77030 Ave. Fernando, La Quinta, CA 92253-2544 -- 8.68%, Kenneth F. Dryfoos, Trustee, Kenneth Dryfoos Trust, 16001 Royal Oak Rd., Encino, CA 91436-3913 -- 6.48%, and Robert and Company, Attn: Robert Sullivan, P.O. Box 802137, Santa Clarita, CA 91380-2137 -- 6.06%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million; 0.525% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.50% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.475% of the portion of the daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,273,310, $4,521,504 and $4,362,222, respectively.


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    In approving the Investment Management Agreement, the Board of Trustees, including the independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the independent Trustees, determined, in the exercise of its business judgment, that approval of the Investment Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                  2002                2001                2000
                           ------------------  ------------------  ------------------
Class A..................   FSCs:(1)  $177,094  FSCs:(1)  $117,455  FSCs:(1)  $23,699
                           CDSCs:     $19,378  CDSCs:     $ 3,023  CDSCs:     $     0
Class B..................  CDSCs:     $452,898 CDSCs:     $473,640 CDSCs:     $804,617
Class C..................  CDSCs:     $24,257  CDSCs:     $14,318  CDSCs:     $ 4,550


------------------------


(1)  FSCs apply to Class A only.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.



    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2002, of $5,181,999. This amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause [(b)] of the compensation formula under the Plan. The Distributor rebated a total of $2,865,148 back to the Fund. Therefore, the total amount paid by the Distributor was $2,316,851, which amount is equal to 0.33% of the Fund's average daily net assets for the year. For the fiscal year ended December 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $39,497 and $163,556, respectively, which amounts are equal to 0.20% and 0.75% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.75% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    With the exception of the rebates discussed above, each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $99,631,573 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 6.66% ($6,636,191) -- advertising and promotional expenses; (ii) 0.34% ($334,112) -- printing of prospectuses for distribution to other than current shareholders; and
(iii) 93.00% ($92,661,271) -- other expenses, including the gross sales credit and the carrying charge, of which 6.60% ($6,636,190) represents carrying charges, 38.67% ($35,828,178) represents commission credits to Morgan Stanley DW branch offices and other authorized financial representatives for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.73% ($50,713,314) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's
Class B shares, totaled $227,075 as of December 31, 2002 which was equal to -0.03% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $79,893 in the case of Class C at December 31, 2002 (end of the calendar year), which amount was equal to 0.31% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY, 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.



    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund did not pay any brokerage commissions.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2002, the Fund did not pay any brokerage commissions in connection with transactions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2002, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2002, the Fund did not purchase securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
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    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE


    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in

Section "V. Investment Management and Other Services -- E Rule 12b-1 Plan." The price of the Fund, called "net asset value," is based on the value of the Fund's portfolio securities.


    Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

    Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
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    The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains or losses recognized by the Fund when the Fund invests in options and future transactions. These special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distribution made by the Fund.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.


    All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.


    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.


    The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the minimum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of shares in the Fund for shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.

    If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

    OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation

Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

    THE STATE OF CALIFORNIA -- SPECIAL TAX CONSIDERATIONS. In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code as in effect on January 1, 1998, and is exempt from federal income tax,
(i) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, the Fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest received by the Fund during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.

    Because, unlike Federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

    Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

    Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.


    The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt interest dividends, may be subject to California corporate franchise tax for corporate shareholders. Such distributions may also be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than California, and to local taxes.


X. UNDERWRITERS
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    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time, the Fund may quote its "yield" and/or "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended December 31, 2002, calculated pursuant to the formula described above, were 3.00%, 2.63%, 2.63% and 3.38% for Class A, Class B, Class C and Class D, respectively. During this period a voluntary rebate reduced the Fund's Class B distribution fee. Had the Fund borne these expenses, the yield for the 30 day period for Class B shares would have been 2.48%.



    The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of the quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The tax-equivalent yields, based upon a combined Federal and California personal income tax bracket of 44.31% (the highest current individual marginal tax rate), for the 30-day period ending December 31, 2002, were 5.39%, 4.72%, 4.72%, and 6.07% for Class A, Class B, Class C and Class D, respectively, based upon the yields quoted above. During this period a voluntary rebate reduced the Fund's Class B distribution fee. Had the Fund borne these expenses, the fund's tax-equivalent yield for Class B shares would have been 4.45%.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:



       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                        PERIOD ENDING DECEMBER 31, 2002



CLASS                      INCEPTION DATE    1 YEAR    5 YEARS  10 YEARS  LIFE OF FUND
-----                      ---------------  ---------  -------  --------  ------------
Class A..................       07/28/97      3.77%     4.16%     --           4.36%
Class B..................       07/11/84      3.13%     4.66%     5.43%       --
Class C..................       07/28/97      6.59%     4.56%     --           4.72%
Class D..................       07/28/97      8.41%     5.30%     --           5.48%



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:



          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING DECEMBER 31, 2002



CLASS                      INCEPTION DATE    1 YEAR    5 YEARS  10 YEARS  LIFE OF FUND
-----                      ---------------  ---------  -------  --------  ------------
Class A..................       07/28/97      8.37%     5.07%     --           5.20%
Class B..................       07/11/84      8.13%     4.98%     5.43%       --
Class C..................       07/28/97      7.59%     4.56%     --           4.72%
Class D..................       07/28/97      8.41%     5.30%     --           5.48%



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:



         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING DECEMBER 31, 2002



CLASS                      INCEPTION DATE    1 YEAR     5 YEARS    10 YEARS  LIFE OF FUND
-----                      ---------------  ---------  ----------  --------  ------------
Class A..................       07/27/97      8.37%      28.05%      --          31.66%
Class B..................       07/11/84      8.13%      27.52%     69.61%       --
Class C..................       07/27/97      7.59%      24.95%      --          28.45%
Class D..................       07/27/97      8.41%      29.44%      --          33.55%



    The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000, and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown the following amounts at December 31, 2002:



                                           INVESTMENT AT INCEPTION OF:
                                INCEPTION  ---------------------------
CLASS                             DATE:    $10,000  $50,000   $100,000
-----                           ---------  -------  --------  --------
Class A.......................  07/27/97   $12,606  $ 63,526  $128,039
Class B.......................  07/11/84    38,109   190,545   381,090
Class C.......................  07/27/97    12,845    64,225   128,450
Class D.......................  07/27/97    13,355    66,775   133,550



    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:



 AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                    CLASS B
                        PERIOD ENDING DECEMBER 31, 2002



CALCULATION METHODOLOGY         INCEPTION DATE   1 YEAR    5 YEARS  10 YEARS
-----------------------         --------------  ---------  -------  --------
After taxes on
  distributions...............      07/11/84      2.94%     4.51%     5.28%
After taxes on distributions
  and redemptions.............      07/11/84      3.82%     4.61%     5.27%



    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2002 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley California Tax-Free Income Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                   COUPON     MATURITY
THOUSANDS                                    RATE        DATE          VALUE

--------------------------------------------------------------------------------

           California Tax-Exempt Municipal Bonds (95.4%)
           GENERAL OBLIGATION (12.2%)
           California,
$  5,000    Ser 1990.....................   7.00%         08/01/07  $  5,890,900
   5,000    Ser 1990.....................   7.00          08/01/08     5,964,800
   2,000    Veterans Ser AT..............   9.50          02/01/10     2,754,400
  10,000    Ser 2002.....................   5.25          02/01/11    10,911,300
   2,400    Veterans Ser BH (AMT)
             (FSA).......................   5.40          12/01/16     2,532,480
   5,000    Various Purpose dtd 04/01/93
             (FSA).......................   5.50          04/01/19     5,141,250
   5,000    Various Purpose dtd
             04/01/02....................   6.00          04/01/19     5,838,550
  10,000    Various Purpose Ser 1996
             (Ambac).....................   5.25          06/01/21    10,423,900
   3,000    Veterans Ser BD, BE & BF
             (AMT) (Ambac)...............   6.375         02/01/27     3,006,660
   2,500   Carlsbad Unified School
            District, Ser 1997 (FGIC)....   0.00          11/01/16     1,321,875
           Los Angeles Community College District,
   5,000    2001 Ser A (MBIA)............   5.50          08/01/20     5,441,650
   5,000    2001 Ser A (MBIA)............   5.50          08/01/21     5,400,600
  10,000   Los Angeles Unified School
            District, 1997 Ser B
            (FGIC).......................   5.00          07/01/23    10,219,500
   6,500   North Orange County Community
            College District, Election of
            2002 Ser A (MBIA)............   5.375         08/01/21     7,025,655
   5,000   Placentia -- Yorba Linda
            United School District, 2002
            Election Ser A (FGIC)........   5.00          08/01/26     5,091,300
           Puerto Rico,
   8,500    Public Improvement Ser
             1999........................   4.75          07/01/23     8,347,000
   3,000    Public Improvement Ser 1998 B
             (Secondary MBIA)............   4.875         07/01/23     3,044,220
--------                                                            ------------
  92,900                                                              98,356,040
--------                                                            ------------
           EDUCATIONAL FACILITIES REVENUE (1.1%)
   5,000   California, Educational
            Facilities Authority,
            University of San Diego Ser
            1998 (Ambac).................   5.00          10/01/22     5,132,050
   4,000   University of California,
            Multi Purpose Refg Ser 1993 C
            (Ambac)......................   5.125         09/01/18     4,144,800
--------                                                            ------------
   9,000                                                               9,276,850
--------                                                            ------------
           ELECTRIC REVENUE (9.5%)
  10,000   California State Department of
            Water Resources, Power Supply
            Ser 2002 A...................   5.375         05/01/21    10,380,800
           Los Angeles Department of Water & Power,
  11,025    Second Issue of 1993
             (Secondary Ambac)...........   5.40          11/15/13    11,628,950
  25,000    2001 Ser A (FSA).............   5.25          07/01/22    26,276,250
   1,695    Second Issue of 1993
             (Secondary Ambac)...........   5.375         09/01/23     1,749,257
   5,000   Northern California Power
            Agency, Hydro 1993 Refg
            Ser A (MBIA).................   5.50          07/01/16     5,200,600
           Southern California Public Power Authority,
   3,500    Mead-Adelanto 1994 Ser A
             (Ambac).....................   8.47++        07/01/15     4,177,320
   2,500    Mead-Phoenix 1994 Ser A
             (Ambac).....................   8.47++        07/01/15     2,983,800
   1,750    Transmission Refg Ser 1988
             (FGIC)......................   0.00          07/01/06     1,630,563
   2,750    Transmission Refg Ser 2002 A
             (FSA).......................   5.25          07/01/18     2,985,510
   5,000   Turlock Irrigation District,
            Refg 1998 Ser A (MBIA).......   5.00          01/01/26     5,070,750

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON      MATURITY
THOUSANDS                                   RATE         DATE          VALUE

--------------------------------------------------------------------------------

           Puerto Rico Electric Power Authority,
$  2,000    Power Ser II (MBIA)..........   5.375%        07/01/19  $  2,214,240
   2,000    Power Ser X..................   5.50          07/01/25     2,088,620
--------                                                            ------------
  72,220                                                              76,386,660
--------                                                            ------------
           HOSPITAL REVENUE (6.6%)
   8,000   Antelope Valley Healthcare
            District, Refg Ser 1997 A
            (FSA)........................   5.20          01/01/20     8,563,920
           California Health Facilities Financing Authority,
   3,000    Scripps Memorial Hospitals
             Ser 1992 A (MBIA)...........   6.375         10/01/22     3,095,250
   2,500    Sutter/CHS Ser 1996 A
             (MBIA)......................   5.875         08/15/16     2,840,750
   5,000   California Infrastructure &
            Economic Development Bank,
            Kaiser Hospital Assistance
            Ser 2001 A...................   5.55          08/01/31     5,153,150
   2,000   California Statewide
            Communities Development
            Authority, Cedars-Sinai
            Medical Center Ser 1992
            COPs.........................   6.50          08/01/12     2,309,620
  14,000   Duarte, City of Hope National
            Medical Center Ser 1999 A
            COPs.........................   5.25          04/01/19    13,848,100
   7,500   Madera County, Valley
            Children's Hospital Ser 1995
            COPs (MBIA)..................   6.50          03/15/15     9,337,425
   4,000   Rancho Mirage Joint Powers
            Financing Authority,
            Eisenhower Medical Center Ser
            1997 A COPs (MBIA)...........   5.25          07/01/17     4,378,640
   3,000   University of California, UCLA
            Medical Center Refg Ser 1994
            (MBIA).......................   5.50          12/01/14     3,168,840
--------                                                            ------------
  49,000                                                              52,695,695
--------                                                            ------------
           INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (1.9%)
           California Pollution Control Financing Authority,
   5,000    San Diego Gas & Electric Co
             1996 Ser A..................   5.90          06/01/14     5,271,800
  10,000    Southern California Edison Co
             1992 Ser B (AMT)............   6.40          12/01/24     9,930,600
--------                                                            ------------
  15,000                                                              15,202,400
--------                                                            ------------
           MORTGAGE REVENUE -- MULTI-FAMILY (0.3%)
           California Housing Finance
            Agency, Rental II 1992 Ser
            B............................   6.70          08/01/15     2,042,320
   2,000
--------                                                            ------------
           MORTGAGE REVENUE -- SINGLE FAMILY (2.1%)
           California Housing Finance Agency,
   4,805    Home 1995 Ser J (Ambac)......   6.00          08/01/17     5,042,703
   3,980    Purchase 1995 Ser B-2
             (AMT).......................   6.30          08/01/24     4,108,435
   2,095    Home 1995 Ser M (AMT)
             (MBIA)......................   6.15          08/01/27     2,193,067
           California Rural Home Finance Authority,
   1,760    Home 1997 Ser D-CL 5 (AMT)...   6.70          05/01/29     1,886,685
   2,040    1997 Ser A-2 (AMT)...........   7.00          09/01/29     2,150,629
   1,140    Home 1998 Ser A (AMT)........   6.35          12/01/29     1,299,429
--------                                                            ------------
  15,820                                                              16,680,948
--------                                                            ------------
           PUBLIC FACILITIES REVENUE (4.7%)
   4,000   Anaheim Public Financing
            Authority, Sub 1997 Ser C
            (FSA)........................   6.00          09/01/16     4,821,600
   5,000   Beverly Hills Public Financing
            Authority, 1993 Refg Ser A
            (MBIA).......................   9.792++       06/01/15     5,294,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON      MATURITY
THOUSANDS                                   RATE         DATE          VALUE

--------------------------------------------------------------------------------

$ 10,000   California Public Works Board,
            Department of Corrections
            Refg 1993 Ser A (Ambac)......   5.00%         12/01/19  $ 10,872,700
   9,500   Los Angeles County, Public
            Properties Refg of 1987
            COPs.........................   0.00          04/01/04     9,259,745
   4,000   Sacramento City Financing
            Authority, 2002 Ser A
            (FSA)........................   5.25          12/01/17     4,395,560
   5,000   Puerto Rico Public Buildings
            Authority, 2002 Ser D
            (Ambac)......................   0.00***       07/01/31     3,167,150
--------                                                            ------------
  37,500                                                              37,810,755
--------                                                            ------------
           RECREATIONAL FACILITIES REVENUE (0.5%)
   2,000   California State University,
            Fresno Event Center Sr Ser
            2002.........................   6.00          07/01/26     2,056,900
   2,000   San Diego County, San Diego
            Natural History Museum
            COPs.........................   5.70          02/01/28     2,036,680
--------                                                            ------------
   4,000                                                               4,093,580
--------                                                            ------------
           TAX ALLOCATION REVENUE (8.7%)
           Garden Grove Community Development Agency,
   5,000    Refg Issue of 1993...........   5.70          10/01/13     5,146,950
   6,000    Refg Issue of 1993...........   5.875         10/01/23     6,102,120
           Long Beach Bond Finance Authority,
   3,205    Downtown, North Long Beach
             2002 Ser A (Ambac)..........   5.375         08/01/19     3,494,187
   2,380    Downtown, North Long Beach
             2002 Ser A (Ambac)..........   5.375         08/01/20     2,575,231
  25,000   Long Beach Financing
            Authority, Ser 1992
            (Ambac)......................   6.00          11/01/17    30,207,250
           Pleasanton Joint Powers Financing Authority,
  10,575    Reassessment 1993 Ser A......   6.15          09/02/12    11,085,561
   1,500    Reassessment 1993 Ser A......   6.20          09/02/17     1,548,165
  10,000   San Jose Redevelopment Agency,
            Ser 1999 (Ambac).............   4.75          08/01/23     9,999,600
--------                                                            ------------
  63,660                                                              70,159,064
--------                                                            ------------
           TRANSPORTATION FACILITIES REVENUE (18.9%)
  10,000   Alameda Corridor
            Transportation Authority, Sr
            Lien Ser 1999 A (MBIA).......   5.25          10/01/21    10,547,600
   4,000   Bay Area Toll Authority, San
            Francisco Bay Area Toll
            Bridge 2001 Ser D............   5.00          04/01/18     4,215,200
           Foothills/Eastern Transportation Corridor Agency,
   5,000    Toll Road Ser 1999 (MBIA)....   5.125         01/15/19     5,357,600
  14,000    Toll Road Ser 1999...........   0.00#         01/15/23     9,702,560
           Long Beach,
   5,000    Harbor Refg Ser 1998 A (AMT)
             (FGIC)......................   6.00          05/15/17     5,945,500
   3,000    Harbor Refg Ser 1998 A (AMT)
             (FGIC)......................   6.00          05/15/19     3,548,010
  15,000    Harbor Ser 1995 (AMT)
             (MBIA)**....................   5.25          05/15/25    15,203,550
  10,000   Los Angeles, Department of
            Airports Refg 1995 Ser A
            (FGIC).......................   5.50          05/15/09    10,929,000
   5,000   Orange County, Airport Refg
            Ser 1997 (AMT) (MBIA)........   5.50          07/01/11     5,437,300
           Port of Oakland,
   5,200    Ser 2002 M (FGIC)............   5.25          11/01/19     5,622,760
   2,000    Ser 2002 M (FGIC)............   5.25          11/01/20     2,147,620
  15,000   San Diego County Regional
            Transportation Commission,
            Sales Tax 1994 Ser A
            (FGIC).......................   4.75          04/01/08    16,685,400

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON      MATURITY
THOUSANDS                                   RATE         DATE          VALUE

--------------------------------------------------------------------------------

           San Francisco Airports Commission,
$  4,055    San Francisco Int'l Airport
             Second Ser Refg Issue 4
             (MBIA)......................   6.00%         05/01/20  $  4,188,166
   4,500    San Francisco Int'l Airport
             Second Ser Issue 15B
             (MBIA)......................   4.50          05/01/25     4,333,905
   5,000    San Francisco Int'l Airport
             Second Ser Refg Issue 27B
             (FGIC)......................   5.125         05/01/26     5,124,000
           San Francisco Bay Area Rapid Transit District,
     795    Sales Tax Ser 1995 (FGIC)....   5.50          07/01/15       870,700
   9,500    Sales Tax Ser 1998 (Ambac)...   4.75          07/01/23     9,487,650
           San Joaquin Hills Transportation Corridor Agency,
   6,000    Toll Road Refg Ser 1997 A
             (MBIA)......................   0.00          01/15/15     3,490,800
  10,000    Toll Road Senior Lien Ser
             1993........................   5.00          01/01/33     9,241,900
  10,000   San Jose, Airport Ser 2001 A
            (FGIC).......................   5.00          03/01/25    10,167,000
  10,000   Puerto Rico Highway &
            Transportation Authority, Ser
            1998 A.......................   4.75          07/01/38     9,618,700
--------                                                            ------------
 153,050                                                             151,864,921
--------                                                            ------------
           WATER & SEWER REVENUE (20.3%)
  20,000   California Department of Water
            Resources, Central Valley Ser
            Y (FGIC) (WI)................   5.00          12/01/25    20,389,800
   8,000   Castaic Lake Water Agency,
            Refg Ser 1994 A COPs
            (MBIA).......................   6.00          08/01/18     8,686,800
  10,000   Contra Costa Water District,
            Ser G (MBIA).................   5.50          10/01/19    10,750,200
   5,450   Corona Public Financing
            Authority, Water Ser 1998
            (FGIC).......................   4.75          09/01/23     5,456,594
  10,000   East Bay Municipal Utility
            District, Water Ser 2001
            (MBIA).......................   5.00          06/01/26    10,164,400
  10,000   Eastern Municipal Water
            District, Water & Sewer Refg
            Ser 1998 A COPs (FGIC).......   4.75          07/01/23    10,000,000
  15,000   Los Angeles County Sanitation
            Districts Financing
            Authority, 1993 Ser A........   5.375         10/01/13    15,744,150
   5,000   Los Angeles Department of
            Water & Power, Water 2001 Ser
            A............................   5.125         07/01/41     5,060,100
  15,000   Metropolitan Water District of
            Southern California,
            Waterworks 1997 Ser A........   5.00          07/01/26    15,150,000
  10,000   Sacramento Financing
            Authority, Water & Capital
            Improvement 2001 Ser A
            (Ambac)......................   5.00          12/01/26    10,164,400
   5,000   San Diego, Water 1998 Ser
            (FGIC).......................   4.75          08/01/28     4,963,200
   5,000   San Diego County Water
            Authority, Ser 2002 A COPs
            (MBIA).......................   5.00          05/01/27     5,085,700
  10,000   San Diego Public Facilities
            Authority, Sewer Ser 1993
            A............................   5.25          05/15/20    10,189,000
           San Francisco Public Utilities Commission,
   5,650    Water 2002 Ser A (MBIA)......   5.00          11/01/20     5,913,290
  10,000    Water 1996 Ser A.............   5.00          11/01/21    10,181,500
  15,000    Water Refg Ser A 2001
             (FSA).......................   5.00          11/01/31    15,191,400
--------                                                            ------------
 159,100                                                             163,090,534
--------                                                            ------------
           REFUNDED (8.6%)
           Foothill/Eastern Transportation Corridor Agency,
  15,000    Toll Road Sr Lien Ser 1995
             A...........................   6.00         01/01/07+    17,395,800
   4,000    Toll Road Sr Lien Ser 1995
             A...........................   0.00++       01/01/10+     4,447,280
           Los Angeles Convention & Exhibition Center Authority,
  14,000    Ser 1985 COPs................   9.00         12/01/05+    17,010,420
  10,000    Ser 1985 COPs**..............   9.00         12/01/05+    12,150,300
   6,000   San Diego County Water
            Authority, Ser 1991-B COPs
            (MBIA).......................  11.12++       04/27/06+     8,024,040

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON      MATURITY
THOUSANDS                                   RATE         DATE          VALUE

--------------------------------------------------------------------------------

           Southern California Public Power Authority,
$  5,000    Palo Verde Ser A (Ambac)
             (ETM).......................   5.00%         07/01/15  $  5,180,450
   5,250    Transmission Refg Ser 1988 A
             (FGIC) (ETM)................   0.00          07/01/06     4,917,202
--------                                                            ------------
  59,250                                                              69,125,492
--------                                                            ------------
           Total California Tax-Exempt Municipal Bonds
            (COST $707,905,410)...................................   766,785,259
 732,500
--------                                                            ------------
           Short-Term California Tax-Exempt Municipal Obligations (5.7%)
   6,900   California Health Facilities
            Financing Authority,
            Adventist Health West 1998
            Ser B (MBIA) (Demand
            01/02/03)....................   1.55*         09/01/28     6,900,000
  22,000   California Statewide Community
            Development Authority,
            University Retirement
            Community at Davis Ser 1998
            COPs (Demand 01/02/03).......   1.43*         08/15/27    22,000,000
   4,600   Irvine Ranch Water District,
            Ser A (Demand 01/02/03)......   1.43*         05/01/09     4,600,000
     500   Newport Beach, Hoag
            Memorial/Presbyterian
            Hospital Ser 1992 (Demand
            01/02/03)....................   1.46*         10/01/22       500,000
           Orange County,
   9,200    Irvine Coast Assessment
             District No 88-1 (Demand
             01/02/03)...................   1.55*         09/02/18     9,200,000
   2,800    Water District, 1990 Ser B
             COPs (Demand 01/02/03)......   1.43*         08/15/15     2,800,000
--------                                                            ------------
           Total Short-Term California Tax-Exempt Municipal
            Obligations (COST $46,000,000)........................    46,000,000
  46,000
--------                                                            ------------

          Total Investments (COST
$778,500   $753,905,410) (a)............      101.1%      812,785,259
========
          Liabilities in Excess of Other
           Assets.......................       (1.1)       (8,806,911)
                                              -----      ------------
          Net Assets....................      100.0%     $803,978,348
                                              =====      ============

---------------------

 AMT  ALTERNATIVE MINIMUM TAX.
 COPS CERTIFICATES OF PARTICIPATION.
 ETM  ESCROWED TO MATURITY.
 WI   SECURITY PURCHASED ON A "WHEN-ISSUED" BASIS.
  *   CURRENT COUPON OF VARIABLE RATE DEMAND OBLIGATION.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH THE PURCHASE OF A "WHEN-ISSUED" SECURITY.
 ***  CURRENTLY A ZERO COUPON SECURITY; WILL CONVERT TO 5.45% ON 7/1/12.
  #   CURRENTLY A ZERO COUPON SECURITY; WILL CONVERT TO 5.85% ON 7/15/09.
 ++   CURRENTLY A ZERO COUPON SECURITY; WILL CONVERT TO 7.15% ON 1/1/05.
  +   PREREFUNDED TO CALL DATE SHOWN.
 ++ CURRENT COUPON RATE FOR RESIDUAL INTEREST BONDS. THIS RATE RESETS PERIODICALLY AS THE AUCTION RATE ON THE RELATED SHORT-TERM SECURITY FLUCTUATES.
 (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES.
      THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $58,954,638 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $74,789 RESULTING IN NET UNREALIZED APPRECIATION OF $58,879,849.
 BOND
 INSURANCE:
 AMBAC AMBAC ASSURANCE CORPORATION.
 FGIC FINANCIAL GUARANTY INSURANCE COMPANY.
 FSA  FINANCIAL SECURITY ASSURANCE INC.
 MBIA MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2002

Assets:
Investments in securities, at value
  (cost $753,905,410).............................  $812,785,259
Cash..............................................       38,065
Receivable for:
  Interest........................................   11,163,995
  Investments sold................................    4,251,283
  Shares of beneficial interest sold..............      601,798
Prepaid expenses and other assets.................       29,603
                                                    -----------
    Total Assets..................................  828,870,003
                                                    -----------
Liabilities:
Payable for:
  Investments purchased...........................   19,453,511
  Dividends and distributions to shareholders.....    3,999,482
  Distribution fee................................      466,038
  Shares of beneficial interest redeemed..........      463,485
  Investment management fee.......................      377,033
Accrued expenses and other payables...............      132,106
                                                    -----------
    Total Liabilities.............................   24,891,655
                                                    -----------
    Net Assets....................................  $803,978,348
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $744,918,324
Net unrealized appreciation.......................   58,879,849
Accumulated undistributed net investment income...      493,501
Accumulated net realized loss.....................     (313,326)
                                                    -----------
    Net Assets....................................  $803,978,348
                                                    ===========
Class A Shares:
Net Assets........................................  $20,775,460
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    1,639,033
  Net Asset Value Per Share.......................  $     12.68
                                                    ===========
  Maximum Offering Price Per Share,
  (NET ASSET VALUE PLUS 4.44% OF NET ASSET
   VALUE).........................................  $     13.24
                                                    ===========
Class B Shares:
Net Assets........................................  $682,046,486
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................   53,509,187
  Net Asset Value Per Share.......................  $     12.75
                                                    ===========
Class C Shares:
Net Assets........................................  $25,824,639
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    2,026,658
  Net Asset Value Per Share.......................  $     12.74
                                                    ===========
Class D Shares:
Net Assets........................................  $75,331,763
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    5,926,282
  Net Asset Value Per Share.......................  $     12.71
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2002

Net Investment Income:
Interest Income...................................  $43,184,755
                                                    ----------
Expenses
Distribution fee (Class A shares).................      39,497
Distribution fee (Class B shares).................   5,181,999
Distribution fee (Class C shares).................     163,556
Investment management fee.........................   4,362,222
Transfer agent fees and expenses..................     225,902
Shareholder reports and notices...................      79,098
Professional fees.................................      60,793
Custodian fees....................................      33,601
Trustees' fees and expenses.......................      19,841
Other.............................................      39,064
                                                    ----------
    Total Expenses................................  10,205,573

Less: expense offset..............................     (33,451)

Less: distribution fee rebate (Class B shares)....  (2,865,148)
                                                    ----------

    Net Expenses..................................   7,306,974
                                                    ----------

    Net Investment Income.........................  35,877,781
                                                    ----------

Net Realized and Unrealized Gain:
Net realized gain.................................   6,149,149
Net change in unrealized appreciation.............  21,160,505
                                                    ----------

    Net Gain......................................  27,309,654
                                                    ----------

Net Increase......................................  $63,187,435
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 2002  DECEMBER 31, 2001
                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $ 35,877,781       $ 37,334,295
Net realized gain.......................       6,149,149          4,098,160
Net change in unrealized appreciation...      21,160,505        (11,234,920)
                                            ------------       ------------
    Net Increase........................      63,187,435         30,197,535
                                            ------------       ------------

Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares........................        (849,237)          (700,337)
  Class B shares........................     (30,349,709)       (31,650,961)
  Class C shares........................        (854,240)          (633,358)
  Class D shares........................      (3,701,807)        (4,309,967)
Net realized gain
  Class A shares........................        (168,726)           (53,519)
  Class B shares........................      (5,503,318)        (2,158,767)
  Class C shares........................        (205,844)           (51,838)
  Class D shares........................        (609,510)          (259,843)
                                            ------------       ------------

    Total Dividends and Distributions...     (42,242,391)       (39,818,590)
                                            ------------       ------------

Net decrease from transactions in shares
 of beneficial interest.................     (30,977,572)       (31,037,388)
                                            ------------       ------------

    Net Decrease........................     (10,032,528)       (40,658,443)

Net Assets:
Beginning of period.....................     814,010,876        854,669,319
                                            ------------       ------------

End of Period
(Including accumulated undistributed net
investment income of $493,501 and
$561,824, respectively).................    $803,978,348       $814,010,876
                                            ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley California Tax-Free Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal and California income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on April 9, 1984 and commenced operations on July 11, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley California Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager") the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million; 0.525% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.50% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.45% to the portion of daily net assets in excess of $1.25 billion.

Morgan Stanley California Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.75% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses as of December 31, 2002.

For the year ended December 31, 2002, the Distributor rebated a portion of the distribution fees paid by the Fund on Class B shares in the amount of $2,865,148.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $19,378, $452,898 and $24,257, respectively and received $177,094 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley California Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002 aggregated $93,535,869 and $156,458,408, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $7,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,232. At December 31, 2002, the Fund had an accrued pension liability of $59,021 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
At December 31, 2002, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $191,111, paid-in-capital was credited $20,475 and accumulated net realized loss was credited $170,636.

6. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

7. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At December 31, 2002, the Fund held positions in residual interest bonds having a total value of $20,479,160, which represents 2.6% of the Fund's net assets.

Morgan Stanley California Tax-Free Income Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

8. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR               FOR THE YEAR
                                          ENDED                      ENDED
                                    DECEMBER 31, 2002          DECEMBER 31, 2001
                                -------------------------  -------------------------
                                  SHARES       AMOUNT        SHARES       AMOUNT
                                ----------  -------------  ----------  -------------
CLASS A SHARES
Sold..........................   1,512,568  $  19,130,260   1,064,720  $  13,227,081
Reinvestment of dividends and
 distributions................      24,313        305,853      19,061        236,955
Redeemed......................  (1,287,894)   (16,262,010)   (681,706)    (8,574,562)
                                ----------  -------------  ----------  -------------
Net increase -- Class A.......     248,987      3,174,103     402,075      4,889,474
                                ----------  -------------  ----------  -------------
CLASS B SHARES
Sold..........................   4,323,553     54,537,774   5,628,970     70,771,756
Reinvestment of dividends and
 distributions................   1,476,631     18,642,590   1,355,467     16,971,366
Redeemed......................  (8,364,080)  (105,528,439) (9,208,029)  (115,653,107)
                                ----------  -------------  ----------  -------------
Net decrease -- Class B.......  (2,563,896)   (32,348,075) (2,223,592)   (27,909,985)
                                ----------  -------------  ----------  -------------
CLASS C SHARES
Sold..........................   1,819,979     22,969,858   1,246,505     15,689,746
Reinvestment of dividends and
 distributions................      54,241        685,522      35,995        450,701
Redeemed......................  (1,195,628)   (15,076,874) (1,090,974)   (13,738,707)
                                ----------  -------------  ----------  -------------
Net increase -- Class C.......     678,592      8,578,506     191,526      2,401,740
                                ----------  -------------  ----------  -------------
CLASS D SHARES
Sold..........................     497,912      6,303,223     139,798      1,763,203
Reinvestment of dividends and
 distributions................     171,997      2,165,228     181,084      2,261,952
Redeemed......................  (1,495,708)   (18,850,557) (1,158,614)   (14,443,772)
                                ----------  -------------  ----------  -------------
Net decrease -- Class D.......    (825,799)   (10,382,106)   (837,732)   (10,418,617)
                                ----------  -------------  ----------  -------------
Net decrease in Fund..........  (2,462,116) $ (30,977,572) (2,467,723) $ (31,037,388)
                                ==========  =============  ==========  =============

Morgan Stanley California Tax-Free Income Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------
                               2002           2001           2000           1999           1998
                           -------------  -------------  -------------  -------------  -------------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $12.34         $12.49         $11.67         $12.75         $12.89
                               ------         ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment
   income................        0.57           0.57           0.58           0.58           0.59
  Net realized and
   unrealized gain
   (loss)................        0.44          (0.10)          0.82          (1.06)          0.10
                               ------         ------         ------         ------         ------
Total income (loss) from
 investment operations...        1.01           0.47           1.40          (0.48)          0.69
                               ------         ------         ------         ------         ------

Less dividends and
 distributions from:
  Net investment
   income................       (0.57)         (0.58)         (0.58)         (0.58)         (0.59)
  Net realized gain......       (0.10)         (0.04)        -               (0.02)         (0.24)
                               ------         ------         ------         ------         ------
Total dividends and
 distributions...........       (0.67)         (0.62)         (0.58)         (0.60)         (0.83)
                               ------         ------         ------         ------         ------

Net asset value, end of
 period..................      $12.68         $12.34         $12.49         $11.67         $12.75
                               ======         ======         ======         ======         ======

Total Return+............        8.37%          3.90%         12.17%         (3.91)%         5.50%

Ratios to Average Net
 Assets(1):
Expenses (before expense
 offset).................        0.80%          0.80%          0.83%          0.78 %(2)       0.83%
Net investment income....        4.53%          4.62%          4.80%          4.70 %         4.58%
Supplemental Data:
Net assets, end of
 period, in thousands....     $20,775        $17,147        $12,336         $6,253         $3,788
Portfolio turnover
 rate....................          12%            13%             4%             5 %           20%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                FOR THE YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------
                               2002           2001           2000           1999           1998
                           -------------  -------------  -------------  -------------  -------------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $12.42         $12.57         $11.73         $12.81         $12.92
                               ------         ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment
   income................        0.56           0.55           0.57           0.57           0.58
  Net realized and
   unrealized gain
   (loss)................        0.42          (0.11)          0.84          (1.06)          0.13
                               ------         ------         ------         ------         ------
Total income (loss) from
 investment operations...        0.98           0.44           1.41          (0.49)          0.71
                               ------         ------         ------         ------         ------
Less dividends and
 distributions from:
  Net investment
   income................       (0.55)         (0.55)         (0.57)         (0.57)         (0.58)
  Net realized gain......       (0.10)         (0.04)        -               (0.02)         (0.24)
                               ------         ------         ------         ------         ------
Total dividends and
 distributions...........       (0.65)         (0.59)         (0.57)         (0.59)         (0.82)
                               ------         ------         ------         ------         ------
Net asset value, end of
 period..................      $12.75         $12.42         $12.57         $11.73         $12.81
                               ======         ======         ======         ======         ======
Total Return+............        8.13%          3.56%         12.29%         (3.99)%         5.63%

Ratios to Average Net
 Assets(1)(3):
Expenses (before expense
 offset).................        0.93%          1.04%          0.93%          0.91 %(2)       0.95%
Net investment income....        4.40%          4.38%          4.70%          4.57 %         4.46%
Supplemental Data:
Net assets, end of
 period, in thousands....    $682,046       $696,481       $732,668       $761,548       $896,685
Portfolio turnover
 rate....................          12%            13%             4%             5 %           20%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.
 (3) IF THE DISTRIBUTOR HAD NOT REBATED A PORTION OF ITS FEES TO THE FUND, THE EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN AS FOLLOWS:

                              EXPENSE              NET INVESTMENT
PERIOD ENDED                   RATIO                INCOME RATIO
-----------------            ---------            ----------------
DECEMBER 31, 2002              1.35%                    3.98%
DECEMBER 31, 2001              1.34%                    4.06%
DECEMBER 31, 2000              1.34%                    4.29%
DECEMBER 31, 1999              1.34%                    4.14%
DECEMBER 31, 1998              1.33%                    4.08%

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                           FOR THE YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------
                              2002          2001         2000         1999         1998
                           -----------  ------------  -----------  -----------  -----------
Class C Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....     $12.42       $12.57        $11.73       $12.81      $12.92
                              ------       ------        ------       ------      ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.50         0.51          0.52         0.51        0.53
  Net realized and
   unrealized gain
   (loss)................       0.42        (0.11)         0.84        (1.06)       0.13
                              ------       ------        ------       ------      ------
Total income (loss) from
 investment operations...       0.92         0.40          1.36        (0.55)       0.66
                              ------       ------        ------       ------      ------

Less dividends and
 distributions from:
  Net investment
   income................      (0.50)       (0.51)        (0.52)       (0.51)      (0.53)
  Net realized gain......      (0.10)       (0.04)        -            (0.02)      (0.24)
                              ------       ------        ------       ------      ------
Total dividends and
 distributions...........      (0.60)       (0.55)        (0.52)       (0.53)      (0.77)
                              ------       ------        ------       ------      ------

Net asset value, end of
 period..................     $12.74       $12.42        $12.57       $11.73      $12.81
                              ======       ======        ======       ======      ======

Total Return+............       7.59%        3.33%        11.74%       (4.41)%      5.22%

Ratios to Average Net
 Assets(1):
Expenses (before expense
 offset).................       1.35%        1.34%         1.34%        1.34 %(2)     1.33%
Net investment income....       3.98%        4.09%         4.29%        4.14 %      4.08%
Supplemental Data:
Net assets, end of
 period, in thousands....    $25,825      $16,745       $14,534      $13,099      $9,849
Portfolio turnover
 rate....................         12%          13%            4%           5 %        20%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------
                               2002          2001         2000         1999         1998
                           ------------  ------------  -----------  -----------  -----------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....     $12.39        $12.53        $11.71      $12.78       $12.92
                              ------        ------        ------      ------       ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.60          0.60          0.61        0.60         0.63
  Net realized and
   unrealized gain
   (loss)................       0.41         (0.10)         0.82       (1.05)        0.10
                              ------        ------        ------      ------       ------
Total income (loss) from
 investment operations...       1.01          0.50          1.43       (0.45)        0.73
                              ------        ------        ------      ------       ------

Less dividends and
 distributions from:
  Net investment
   income................      (0.59)        (0.60)        (0.61)      (0.60)       (0.63)
  Net realized gain......      (0.10)        (0.04)        -           (0.02)       (0.24)
                              ------        ------        ------      ------       ------
Total dividends and
 distributions...........      (0.69)        (0.64)        (0.61)      (0.62)       (0.87)
                              ------        ------        ------      ------       ------

Net asset value, end of
 period..................     $12.71        $12.39        $12.53      $11.71       $12.78
                              ======        ======        ======      ======       ======

Total Return+............       8.41%         4.12%        12.50%      (3.63)%       5.77%

Ratios to Average Net
 Assets(1):
Expenses (before expense
 offset).................       0.60%         0.59%         0.59%       0.59 %(2)     0.58%
Net investment income....       4.73%         4.84%         5.04%       4.89 %       4.83%
Supplemental Data:
Net assets, end of
 period, in thousands....    $75,332       $83,638       $95,132      $1,021         $554
Portfolio turnover
 rate....................         12%           13%            4%          5 %         20%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Income Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley California Tax-Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley California Tax-Free Income Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 10, 2003

                      2002 Federal Tax Notice (unaudited)

       During the year ended December 31, 2002, the Fund paid to its shareholders the following per share amounts from the sources indicated below:

                                     CLASS A             CLASS B             CLASS C             CLASS D
                                ------------------  ------------------  ------------------  ------------------
Tax-Exempt Income.............        $0.57               $0.55               $0.50               $0.59
Long-Term Capital Gains.......        $0.10               $0.10               $0.10               $0.10

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa                      Bonds which are rated Aaa are judged to be of the best
                         quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest
                         payments are protected by a large or by an exceptionally
                         stable margin and principal is secure. While the various
                         protective elements are likely to change, such changes as
                         can be visualized are most unlikely to impair the
                         fundamentally strong position of such issues.

Aa                       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise
                         what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                         protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                         appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba                       Bonds which are rated Ba are judged to have speculative
                         elements; their future cannot be considered as well assured.
                         Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of
                         position characterizes bonds in this class.

B                        Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal
                         payments or of maintenance of other terms of the contract
                         over any long period of time may be small.

Caa                      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C                        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA                       Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated
                         issues only in small degree.

A                        Debt rated "A" has a strong capacity to pay interest and
                         repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                         economic conditions than debt in higher-rated categories.

BBB                      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally
                         exhibits adequate protection parameters, adverse economic
                         conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated
                         categories.

                         Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB                       Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business,
                         financial or economic conditions which could lead to
                         inadequate capacity to meet timely interest and principal
                         payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC                      Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse
                         business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC                       The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC"
                         rating.

C                        The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC"
                         debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D                        Debt rated "D" is in payment default. The "D" rating
                         category is used when interest payments or principal
                         payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D"
                         rating also will be used upon the filing of a bankruptcy
                         petition if debt service payments are jeopardized.

NR                       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that
                         Standard & Poor's does not rate a particular type of
                         obligation as a matter of policy.

                         Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with
                         respect to capacity to pay interest and repay principal.
                         "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show
                         relative standing within the major ratings categories.

                         The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional
                         rating assumes the successful completion of the project
                         being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit
                         quality subsequent to completion of the project, makes no
                         comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

    SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

    SP-2 denotes a satisfactory capacity to pay principal and interest.

    SP-3 denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payments is very strong.

    A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

    A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                             MUNICIPAL BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."
     Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus
 (+) Plus and minus signs are used with a rating symbol
  or to indicate the relative
Minus position of a credit within the rating category.
  (-) Plus and minus signs, however, are not used in the"AAA" category.

NR Indicates that Fitch does not rate the specific issue.

Conditional A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade,
     "Negative," for potential downgrade, or
     "Evolving,"where ratings may be raised or lowered.
     FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings An outlook is used to describe the most likely
Outlook direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
    However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and/or principal
    payments. Such bonds are extremely
DD speculative and should be valued on the basis of and their ultimate recovery value in liquidation or
  D reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus(+) Plus and minus signs are used with a rating symbol
  or to indicate the relative position of
Minus(-) a credit within the rating category. Plus and minus signs, however, are not used in the "DDD,"
    "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                 MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

 (a)(1) Declaration of Trust of the Registrant, dated April 9, 1984, is incorporated by reference to Exhibit 1 of Post-Effective Amendment
         No. 12 to the Registration Statement on Form N-1A, filed on
         February 23, 1996.

 (2)     Amendment to the Declaration of Trust of the Registrant, dated May 21,
         1984, is incorporated by reference to Exhibit 1(b) of Post-Effective
         Amendment No. 18 to the Registration Statement on Form N-1A, filed on
         February 17, 2000.

 (3)     Instrument Establishing and Designating Additional Classes, dated July
         28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective
         Amendment No. 14 to the Registration Statement on Form N-1A, filed on
         July 17, 1997.

 (4)     Amendment to the Declaration of Trust of the Registrant, dated June 22,
         1998, is incorporated by reference to Exhibit 1 of Post-Effective
         Amendment No. 16 to the Registration Statement on Form N-1A, filed on
         February 26, 1999.

 (5)     Amendment to the Declaration of Trust of the Registrant, dated June 18,
         2001, is incorporated by reference to Exhibit 1(e) of Post-Effective
         Amendment No. 20, to the Registration Statement on Form N-1A, filed
         February 27, 2002.

 (b)     Amended and Restated By-Laws of the Registrant, dated September 24,
         2002, filed herein.

 (c)     Not Applicable.

 (d)     Amended Investment Management Agreement between the Registrant and
         Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment
         No. 16 to the Registration Statement on Form N-1A, filed on
         February 26, 1999.

 (e)(1)  Amended Distribution Agreement between the Registrant and Morgan Stanley
         Distributors Inc., dated June 22, 1998, is incorporated by reference to
         Exhibit 5(a) of Post-Effective Amendment No. 16 to the Registration
         Statement on Form N-1A, filed on February 26, 1999.

 (2)     Selected Dealers Agreement between Morgan Stanley Distributors Inc. and
         Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 10 to the
         Registration Statement on Form N-1A, filed on February 24, 1994.

 (3)     Omnibus Selected Dealer Agreement between Morgan Stanley Distributors
         Inc. and National Financial Services Corporation, dated October 17,
         1998, is incorporated by reference to Exhibit 5(b) of Post-Effective
         Amendment No. 16 to the Registration Statement of Form N-1A, filed on
         February 26, 1999.

 (f)     Amended and Restated Retirement Plan for Non-Interested Trustees or
         Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 17 to the Registration Statement on
         Form N-1A, filed on April 29, 1999.

 (g)(1)  Custody Agreement between The Bank of New York and the Registrant, dated
         September 20, 1991, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 12 to the Registration Statement on
         Form N-1A, filed on February 23, 1996.

 (2) Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment
         No. 13 to the Registration Statement on Form N-1A, filed on March 13,
         1997.

 (3)     Amendment dated June 15, 2001 to the Custody Agreement of the
         Registrant, is incorporated by reference to Exhibit 7c of Post-Effective
         Amendment No. 20 to the Registration Statement on Form N-1A, filed on
         February 27, 2002.

 (4)     Foreign Custody Manager Agreement between the Bank of New York and the
         Registrant, dated June 15, 2001, is incorporated by reference to
         Exhibit 7(d) of Post-Effective Amendment No. 20 to the Registration
         Statement on Form N-1A, filed on February 27, 2002.

 (h)(1) Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 19 to the
         Registration Statement on Form N-1A, filed on February 28, 2001

 (2)     Amended Services Agreement between Morgan Stanley Investment Advisors
         Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8 of Post-Effective Amendment
         No. 16 to the Registration Statement on Form N-1A, filed on
         February 26, 1999.

 (i) Opinion of Sheldon Curtis, Esq., dated March 20, 1985, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 17, 2000.

 (j)     Consent of Independent Auditors, filed herein.

 (k)     Not Applicable.

 (l)     Not Applicable.

 (m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28,
         1997, is incorporated by reference to Exhibit 15 of Post-Effective
         Amendment No. 14 to the Registration Statement on Form N-1A, filed on
         July 17, 1997.

 (n)     Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated
         March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 20 to the Registration Statement on
         Form N-1A, filed on February 27, 2002.

 (o)     Not Applicable.

 (p)(1)  Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan
         Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is filed herein

 (2)     Code of Ethics of the Morgan Stanley Fund, is filed herein

 (q)     Powers of Attorney of Trustees are incorporated by reference to Exhibit
         (Other) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 23, 1995, Exhibit (Other) of
         Post-Effective Amendment No. 15 to the Registration Statement on
         Form N-1A, filed on April 6, 1998 and Exhibit Other of Post-Effective
         Amendment No. 19 to the Registration Statement on Form N-1A, filed on
         February 28, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------
Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer   Investment Management; Chairman, Chief Executive Officer and
and Director                         Director of Morgan Stanley Distributors and Morgan Stanley
                                     Trust; President, Chief Executive Officer and Director of
                                     Morgan Stanley Services; President of the Morgan Stanley Funds;
                                     Executive Vice President and Director of Morgan Stanley DW;
                                     Director of Morgan Stanley Investment Management Inc.; Member
                                     of the Executive Committee of Morgan Stanley Investments LP;
                                     Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley
Managing Director,                   Investment Management; Managing Director, Secretary, General
Secretary and Director               Counsel and Director of Morgan Stanley Services; Vice President
                                     and Secretary of Morgan Stanley Distributors; Vice President,
                                     Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Managing Director and General Counsel of Morgan Stanley
Managing Director and                Services; Vice President and Assistant Secretary of the Morgan
General Counsel                      Stanley Funds.

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan
Managing Director and                Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer             and Managing Director of Morgan Stanley Investments LP;
                                     Director of Morgan Stanley Trust.

Barton M. Biggs                      Chairman, Senior Advisor, Managing Director and Director of
Managing Director                    Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                   of Morgan Stanley Investments LP.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment
Managing Director                    Management Inc.; Director of the Universal Institutional Funds;
                                     Managing Director and Executive Committee member of Morgan
                                     Stanley Investments LP; Chairman of Morgan Stanley
                                     Institutional Fund Trust; Director of Morgan Stanley
                                     Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and and
Managing Director, Chief             Director of Morgan Stanley Services and Chief Executive Officer
Administrative Officer and Director  and Director of Morgan Stanley Trust.

      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------
Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                    Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                     Investment Management Ltd.; Vice President and Investment
                                     Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and                of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-        Investments LP.
Investments

Robert S. Giambrone                  Executive Director of Morgan Stanley Services, Morgan Stanley
Executive Director                   Distributors and Morgan Stanley Trust; Director of Morgan
                                     Stanley Trust.

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust
 (2)   Active Assets Government Securities Trust
 (3)   Active Assets Institutional Money Trust
 (4)   Active Assets Money Trust
 (5)   Active Assets Premier Money Trust
 (6)   Active Assets Tax-Free Trust
 (7)   Morgan Stanley 21st Century Trend Fund
 (8)   Morgan Stanley Aggressive Equity Fund
 (9)   Morgan Stanley All Star Growth Fund
 (10)  Morgan Stanley Allocator Fund
 (11)  Morgan Stanley American Opportunities Fund
 (12)  Morgan Stanley Balanced Growth Fund
 (13)  Morgan Stanley Balanced Income Fund
 (14)  Morgan Stanley Biotechnology Fund
 (15)  Morgan Stanley California Tax-Free Daily Income Trust
 (16)  Morgan Stanley California Tax-Free Income Fund
 (17)  Morgan Stanley Capital Opportunities Trust
 (18)  Morgan Stanley Convertible Securities Trust
 (19)  Morgan Stanley Developing Growth Securities Trust
 (20)  Morgan Stanley Diversified Income Trust
 (21)  Morgan Stanley Dividend Growth Securities Inc.

 (22)  Morgan Stanley Equity Fund
 (23)  Morgan Stanley European Growth Fund Inc.
 (24)  Morgan Stanley Federal Securities Trust
 (25)  Morgan Stanley Financial Services Trust
 (26)  Morgan Stanley Fund of Funds
 (27)  Morgan Stanley Fundamental Value Fund
 (28)  Morgan Stanley Global Advantage Fund
 (29)  Morgan Stanley Global Dividend Growth Securities
 (30)  Morgan Stanley Global Utilities Fund
 (31)  Morgan Stanley Growth Fund
 (32)  Morgan Stanley Hawaii Municipal Trust
 (33)  Morgan Stanley Health Sciences Trust
 (34)  Morgan Stanley High Yield Securities Inc.
 (35)  Morgan Stanley Income Builder Fund
 (36)  Morgan Stanley Information Fund
 (37)  Morgan Stanley Intermediate Income Securities
 (38)  Morgan Stanley International Fund
 (39)  Morgan Stanley International SmallCap Fund
 (40)  Morgan Stanley International Value Equity Fund
 (41)  Morgan Stanley Japan Fund
 (42)  Morgan Stanley KLD Social Index Fund
 (43)  Morgan Stanley Latin American Growth Fund
 (44)  Morgan Stanley Limited Duration Fund
 (45)  Morgan Stanley Limited Duration U.S. Treasury Trust
 (46)  Morgan Stanley Limited Term Municipal Trust
 (47)  Morgan Stanley Liquid Asset Fund Inc.
 (48)  Morgan Stanley Market Leader Trust
 (49)  Morgan Stanley Mid-Cap Value Fund
 (50)  Morgan Stanley Multi-State Municipal Series Trust
 (51)  Morgan Stanley Nasdaq-100 Index Fund
 (52)  Morgan Stanley Natural Resource Development Securities Inc.
 (53)  Morgan Stanley New Discoveries Fund
 (54)  Morgan Stanley New York Municipal Money Market Trust
 (55)  Morgan Stanley New York Tax-Free Income Fund
 (56)  Morgan Stanley Next Generation Trust
 (57)  Morgan Stanley Pacific Growth Fund Inc.
 (58)  Morgan Stanley Prime Income Trust

 (59)  Morgan Stanley Real Estate Fund
 (60)  Morgan Stanley S&P 500 Index Fund
 (61)  Morgan Stanley Small-Mid Special Value Fund
 (62)  Morgan Stanley Special Growth Fund
 (63)  Morgan Stanley Special Value Fund
 (64)  Morgan Stanley Strategist Fund
 (65)  Morgan Stanley Tax-Exempt Securities Trust
 (66)  Morgan Stanley Tax-Free Daily Income Trust
 (67)  Morgan Stanley Tax-Managed Growth Fund
 (68)  Morgan Stanley Technology Fund
 (69)  Morgan Stanley Total Market Index Fund
 (70)  Morgan Stanley Total Return Trust
 (71)  Morgan Stanley U.S. Government Money Market Trust
 (72)  Morgan Stanley U.S. Government Securities Trust
 (73)  Morgan Stanley Utilities Fund
 (74)  Morgan Stanley Value-Added Market Series
 (75)  Morgan Stanley Value Fund
 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------
 James F. Higgins                               Director
 Philip J. Purcell                              Director
 John Schaeffer                                 Director
 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of February, 2003.

                                        MORGAN STANLEY CALIFORNIA TAX-FREE
INCOME FUND

                                           By   /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Chief Executive Officer
                                                                    and President

 By   /s/ MITCHELL M. MERIN
      -------------------------------------------                                                        2/26/03
      Mitchell M. Merin

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By   /s/ FRANCIS J. SMITH
      -------------------------------------------                                                        2/26/03
      Francis J. Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By   /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         2/26/03
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By   /s/ DAVID M. BUTOWSKY
      -------------------------------------------                                                        2/26/03
      David M. Butowsky           Attorney-in-Fact

                 MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

                                 EXHIBIT INDEX

 (b)     --   Amended and Restated By-laws of the Registrant dated September 24, 2002.
 (j)     --   Consent of Independent Auditors
 (p)(1)  --   Code of Ethics of Morgan Stanley Investment Advisors Inc., as well as other
              Morgan Stanley affiliated entities.
 (p)(2)  --   Code of Ethics of Morgan Stanley Funds.